Securities and Exchange Commission
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 2, 2011

KINGOLD JEWELRY, INC.
 (Name of Registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

15 Huangpu Science and Technology Park
Jiang’an District
Wuhan, Hubei Province, PRC 430023
(011) 86 27 65660703
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

On May 2, 2011, Zhihong Jia, the Chairman and Chief Executive Officer of Kingold Jewelry, Inc., a Delaware corporation (“Kingold”), issued an open letter to the shareholders of Kingold discussing the company’s platform for sustainable growth and dedication to strong corporate governance. The letter and the related press release are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in their entirety by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release titled “Kingold Jewelry, Inc. Issues Open Letter to Shareholders” issued by Kingold Jewelry, Inc. on May 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:    May 2, 2011

Kingold Jewelry, Inc.

By: /s/ Bin Liu
Bin Liu Chief Financial Officer and Secretary

EXHIBIT INDEX

99.1	Press release titled “Kingold Jewelry, Inc. Issues Open Letter to Shareholders” issued by Kingold Jewelry, Inc. on May 2, 2011.